SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-1927 (Commission File Number)	34-0253240 (I.R.S. Employer Identification No.)

1144 East Market Street, Akron, Ohio (Address of principal executive offices)		44316-0001 (Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Item 2.02 Results of Operations and Financial Condition.

A copy of the news release issued by The Goodyear Tire & Rubber Company on Tuesday, November 9, 2004, describing its results of operations for the third quarter and first nine months of 2004 is attached hereto as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: November 10, 2004	By	/s/ Richard J. Kramer

Richard J. Kramer
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1     News Release dated November 9, 2004.